UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03081

Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/16

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Appreciation Fund, Inc.

ANNUAL REPORT December 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Appreciation Fund, Inc.	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Appreciation Fund, Inc., covering the 12-month period from January 1, 2016 through December 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over 2016 despite bouts of market volatility stemming from various economic and political developments. In January, stocks declined sharply and long-term interest rates fell in response to sluggish global economic growth, falling commodity prices, and worries following the first increase in short-term U.S. interest rates in nearly a decade. However, equities began a sustained rebound in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies, and commodity prices recovered. After a bout of volatility in June stemming from the United Kingdom’s referendum to leave the European Union, stocks generally continued to climb over the summer. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality government bonds moved lower over much of the reporting period amid robust investor demand for current income, but yields surged higher after the election due to expectations of rising interest rates. Corporate-backed bonds fared especially well in this environment.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in 2017. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
January 17, 2017

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016 through December 31, 2016, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2016, Dreyfus Appreciation Fund, Inc.’s Investor shares produced a total return of 7.23%, and its Class Y shares produced a total return of 7.63%. Between their inception on August 31, 2016 and December 31, 2016, the fund’s Class I shares returned 1.23%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 11.94% for the full reporting period.2

U.S. stocks achieved solid returns in 2016 amid positive economic growth and expectations of changing fiscal, tax, and regulatory policies under a new presidential administration. The fund lagged its benchmark, largely due to shortfalls in the health care and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

Economic and Political Developments Drove Equity Markets

U.S. equities started 2016 on a fraught note as diverging monetary policies, collapsing commodity prices, and worries about an economic slowdown in China sent stock markets on a record-setting nosedive. However, an inflection point in global growth prospects later in the first quarter saw investors’ risk appetites return, triggering a broad-based market rotation towards economically sensitive companies. The Index rebounded in response to the improving growth outlook, and quickly recovered from heightened volatility brought by the U.K. referendum to leave the European Union in June and U.S. elections in November to end the year with a double-digit gain.

The energy sector ranked as the benchmark’s best performing segment, followed by the telecommunication services and financials sectors. The health care sector was the only sector of the Index to post a negative absolute return for 2016. Small-cap stocks generally produced higher returns than large-cap and midcap stocks, reflecting investors’ ample risk appetites during most of 2016.

DISCUSSION OF FUND PERFORMANCE (continued)

Returns Constrained by Health Care Stocks

The fund outperformed the benchmark over the first four months of 2016, but lagged during the subsequent rally. The primary factor detracting from performance was our stock selection strategy in the health care sector. Widespread weakness in pharmaceutical and medical equipment holdings proved costly. An overweighted position in the consumer staples sector and security selection shortfalls among beverage, food, and personal products companies also pressured relative performance. Finally, selectively focused representation in the industrials sector weighed on relative results. Among individual holdings, the greatest detractors from returns were Novo Nordisk, Roche Holding, Gilead Sciences, Abbott Laboratories, and Novartis.

On a more positive note, underweighted and selectively focused representation in the consumer discretionary sector supported relative results. Positioning in the specialty retail and luxury goods segments of the sector proved particularly advantageous. A lack of exposure to the real estate sector also added value. The largest individual contributors to the fund’s returns in 2016 were Chevron, Texas Instruments, JPMorgan Chase, Exxon Mobil, and Altria Group.

Positioned for Further Growth

As investors in 2017 navigate a major shift in the political climate, including stimulative fiscal policies and possible monetary tightening, we expect bouts of volatility to foster a renewed focus on high-quality companies that are relatively insensitive to market fluctuations. Global industry leaders have the scale and financial resources to pursue their growth initiatives and protect their margins as labor and interest costs rise. Furthermore, sustainable cash flows and lower debt levels enable these companies to maintain or increase payouts to shareholders without harming their balance sheets, offering a degree of downside protection in adverse market conditions.

January 17, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Investors cannot invest directly in any index

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Appreciation Fund, Inc. Investor shares, Class I shares, and Class Y shares and the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 7/1/13 (the inception date for Class Y shares).

††† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Investor, Class I, and Class Y shares of Dreyfus Appreciation Fund, Inc. on 12/31/06 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Investor shares, Class I shares, and Class Y shares. The Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/16
	Inception Date	1 Year	5 Years		10 Years
Investor shares	1/18/84	7.23%	8.66%		5.06%
Class I shares	8/31/16	7.32%††	8.67%	††	5.07%	††
Class Y shares	7/1/13	7.63%	8.91%	†	5.18%	†
S&P 500® Index		11.94%	14.65%		6.94%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 7/1/13 (the inception date for Class Y shares).

†† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from July 1, 2016 to December 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2016†
	Investor Shares	Class I	Class Y
Expenses paid per $1,000††	$4.90	$2.25	$3.42
Ending value (after expenses)	$1,031.90	$1,012.30	$1,033.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2016†††
	Investor Shares	Class I	Class Y
Expenses paid per $1,000††††	$4.88	$3.40	$3.40
Ending value (after expenses)	$1,020.31	$1,021.77	$1,021.77

† From August 31, 2016 (commencement of initial offering) to December 31, 2016 for Class I shares.

†† Expenses are equal to the fund’s annualized expense ratio of .96% for Investor shares and .67% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the actual days in the period). Expenses are equal to the fund’s annualized expense ratio of .67% for Class I, multiplied by the average account value over the period, multiplied by 122/366 (to reflect the actual days in the period).

††† Please note that while Class I shares commenced offering on August 31, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period July 1, 2016 to December 31, 2016.

†††† Expenses are equal to the fund’s annualized expense ratio of .96% for Investor shares, .67% for Class I and .67% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2016

Common Stocks - 99.2%	Shares		Value ($)
Banks - 4.8%
JPMorgan Chase & Co.	723,815		62,457,996
Wells Fargo & Co.	509,085		28,055,674
			90,513,670
Capital Goods - 3.4%
Berkshire Hathaway, Cl. A	134	[a]	32,712,214
United Technologies	285,215		31,265,268
			63,977,482
Consumer Durables & Apparel - 2.9%
Christian Dior	144,200		30,244,689
Hermes International	15,300		6,281,185
NIKE, Cl. B	388,250		19,734,748
			56,260,622
Consumer Services - 1.3%
McDonald's	199,980		24,341,566
Diversified Financials - 6.8%
American Express	354,650		26,272,472
BlackRock	122,205		46,503,891
Intercontinental Exchange	432,095		24,378,800
S&P Global	180,670		19,429,252
State Street	173,955		13,519,783
			130,104,198
Energy - 9.7%
Chevron	481,470		56,669,019
ConocoPhillips	533,010		26,725,121
Exxon Mobil	776,098		70,050,605
Occidental Petroleum	427,340		30,439,428
			183,884,173
Food & Staples Retailing - 1.5%
Walgreens Boots Alliance	339,090		28,063,088
Food, Beverage & Tobacco - 18.4%
Altria Group	986,045		66,676,363
Anheuser-Busch InBev, ADR	228,200		24,061,408
Coca-Cola	1,456,425		60,383,380
Constellation Brands, Cl. A	19,900		3,050,869
Nestle, ADR	638,915		45,835,762
PepsiCo	350,825		36,706,820

Common Stocks - 99.2% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 18.4% (continued)
Philip Morris International	1,235,225		113,010,735
			349,725,337
Health Care Equipment & Services - 2.2%
Abbott Laboratories	759,525		29,173,355
UnitedHealth Group	78,450		12,555,138
			41,728,493
Household & Personal Products - 3.1%
Estee Lauder, Cl. A	458,395		35,062,634
Procter & Gamble	282,925		23,788,334
			58,850,968
Insurance - 3.0%
Chubb	429,635		56,763,376
Materials - 1.7%
Air Products & Chemicals	106,765		15,354,942
Praxair	141,595		16,593,518
			31,948,460
Media - 6.2%
Comcast, Cl. A	655,795		45,282,645
Twenty-First Century Fox, Cl. A	948,008		26,582,144
Walt Disney	436,240		45,464,933
			117,329,722
Pharmaceuticals, Biotechnology & Life Sciences - 9.8%
AbbVie	633,335		39,659,438
Celgene	152,700	[a]	17,675,025
Gilead Sciences	225,480		16,146,623
Johnson & Johnson	174,590		20,114,514
Novartis, ADR	348,605	[b]	25,392,388
Novo Nordisk, ADR	877,255		31,458,364
Roche Holding, ADR	1,240,800		35,400,024
			185,846,376
Semiconductors & Semiconductor Equipment - 4.1%
ASML Holding	195,810	[b]	21,969,882
Texas Instruments	773,680		56,455,430
			78,425,312
Software & Services - 13.8%
Alphabet, Cl. C	71,282	[a]	55,016,873
Automatic Data Processing	102,565		10,541,631
Facebook, Cl. A	625,380	[a]	71,949,969
Microsoft	1,027,040		63,820,266

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.2% (continued)	Shares		Value ($)
Software & Services - 13.8% (continued)
Oracle	403,315		15,507,462
VeriSign	165,550	[a,b]	12,593,389
Visa, Cl. A	433,770		33,842,735
			263,272,325
Technology Hardware & Equipment - 5.1%
Apple	836,975		96,938,444
Transportation - 1.4%
Canadian Pacific Railway	192,965		27,549,613
Total Common Stocks (cost $872,259,172)			1,885,523,225
Other Investment - .9%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $17,655,580)	17,655,580	[c]	17,655,580
Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $4,093,783)	4,093,783	[c]	4,093,783
Total Investments (cost $894,008,535)	100.3%		1,907,272,588
Liabilities, Less Cash and Receivables	(.3%)		(5,552,826)
Net Assets	100.0%		1,901,719,762

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2016, the value of the fund’s securities on loan was $17,995,157 and the value of the collateral held by the fund was $18,322,819, consisting of cash collateral of $4,093,783 and U.S. Government & Agency securities valued at $14,229,036.

c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	18.4
Software & Services	13.8
Pharmaceuticals, Biotechnology & Life Sciences	9.8
Energy	9.7
Diversified Financials	6.8
Media	6.2
Technology Hardware & Equipment	5.1
Banks	4.8
Semiconductors & Semiconductor Equipment	4.1
Capital Goods	3.4
Household & Personal Products	3.1
Insurance	3.0
Consumer Durables & Apparel	2.9
Health Care Equipment & Services	2.2
Materials	1.7
Food & Staples Retailing	1.5
Transportation	1.4
Consumer Services	1.3
Money Market Investments	1.1
100.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,995,157)—Note 1(c):
Unaffiliated issuers	872,259,172	1,885,523,225
Affiliated issuers	21,749,363	21,749,363
Cash		15,417,988
Dividends and securities lending income receivable		4,345,654
Receivable for investment securities sold		1,983,658
Receivable for shares of Common Stock subscribed		1,024,735
Prepaid expenses		48,279
		1,930,092,902
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,108,718
Due to Fayez Sarofim & Co.		363,893
Payable for shares of Common Stock redeemed		21,966,453
Liability for securities on loan—Note 1(c)		4,093,783
Interest payable—Note 2		3,740
Accrued expenses		836,553
		28,373,140
Net Assets ($)		1,901,719,762
Composition of Net Assets ($):
Paid-in capital		766,662,645
Accumulated undistributed investment income—net		2,410,686
Accumulated net realized gain (loss) on investments		119,382,378
Accumulated net unrealized appreciation (depreciation) on investments		1,013,264,053
Net Assets ($)		1,901,719,762

Net Asset Value Per Share	Investor Shares	Class I	Class Y
Net Assets ($)	1,816,297,945	25,546,820	59,874,997
Shares Outstanding	54,329,249	765,038	1,791,023
Net Asset Value Per Share ($)	33.43	33.39	33.43

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Investment Income ($):
Income:
Cash dividends (net of $1,654,473 foreign taxes withheld at source):
Unaffiliated issuers	54,650,517
Affiliated issuers	59,632
Income from securities lending—Note 1(c)	132,903
Total Income	54,843,052
Expenses:
Investment advisory fee—Note 3(a)	7,536,389
Shareholder servicing costs—Note 3(b)	7,834,316
Sub-investment advisory fee—Note 3(a)	4,929,819
Prospectus and shareholders’ reports	436,757
Custodian fees—Note 3(b)	151,415
Directors’ fees and expenses—Note 3(c)	146,492
Professional fees	114,777
Registration fees	102,733
Loan commitment fees—Note 2	36,724
Interest expense—Note 2	5,281
Miscellaneous	42,184
Total Expenses	21,336,887
Less—reduction in fees due to earnings credits—Note 3(b)	(14,644)
Net Expenses	21,322,243
Investment Income—Net	33,520,809
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	469,883,025
Net unrealized appreciation (depreciation) on investments	(350,093,354)
Net Realized and Unrealized Gain (Loss) on Investments	119,789,671
Net Increase in Net Assets Resulting from Operations	153,310,480

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	[a]	2015
Operations ($):
Investment income—net	33,520,809		60,600,076
Net realized gain (loss) on investments	469,883,025		1,134,016,845
Net unrealized appreciation (depreciation) on investments	(350,093,354)		(1,269,938,430)
Net Increase (Decrease) in Net Assets Resulting from Operations	153,310,480		(75,321,509)
Distributions to Shareholders from ($):
Investment income—net:
Investor Shares	(32,265,640)		(60,646,217)
Class I	(128,616)		-
Class Y	(289,183)		(187,614)
Net realized gain on investments:
Investor Shares	(458,027,192)		(661,900,177)
Class I	(3,714,385)		-
Class Y	(6,761,437)		(2,045,992)
Total Distributions	(501,186,453)		(724,780,000)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	208,200,254		381,685,038
Class I	30,761,959		-
Class Y	52,781,478		430,805
Distributions reinvested:
Investor Shares	436,563,709		609,060,170
Class I	3,310,280		-
Class Y	7,050,334		2,233,283
Cost of shares redeemed:
Investor Shares	(1,068,012,632)		(3,159,456,227)
Class I	(5,523,645)		-
Class Y	(3,570,058)		(2,182,367)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(338,438,321)		(2,168,229,298)
Total Increase (Decrease) in Net Assets	(686,314,294)		(2,968,330,807)
Net Assets ($):
Beginning of Period	2,588,034,056		5,556,364,863
End of Period	1,901,719,762		2,588,034,056
Undistributed investment income—net	2,410,686		1,570,159

	Year Ended December 31,
	2016	[a]	2015
Capital Share Transactions (Shares):
Investor Shares[b]
Shares sold	5,540,826		7,579,807
Shares issued for distributions reinvested	12,398,408		14,442,662
Shares redeemed	(28,164,813)		(60,330,673)
Net Increase (Decrease) in Shares Outstanding	(10,225,579)		(38,308,204)
Class Ib
Shares sold	815,347		-
Shares issued for distributions reinvested	98,281		-
Shares redeemed	(148,590)		-
Net Increase (Decrease) in Shares Outstanding	765,038		-
Class Yb
Shares sold	1,462,300		8,266
Shares issued for distributions reinvested	206,815		53,384
Shares redeemed	(95,890)		(41,405)
Net Increase (Decrease) in Shares Outstanding	1,573,225		20,245

[a]		On August 31, 2016, the fund commenced offering Class I shares.
[b]

During the period ended December 31, 2016, 244,654 Investor shares representing $9,321,306 were exchanged for 244,782 Class I shares and 743,032 Investor shares representing $27,670,505 were exchanged for 742,633 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Investor Shares	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	39.96	53.91	52.43	43.93	40.53
Investment Operations:
Investment income—net[a]	.56	.80	.90	.84	.74
Net realized and unrealized gain (loss) on investments	2.18	(2.00)	3.43	8.50	3.38
Total from Investment Operations	2.74	(1.20)	4.33	9.34	4.12
Distributions:
Dividends from investment income—net	(.57)	(.88)	(.90)	(.84)	(.72)
Dividends from net realized gain on investments	(8.70)	(11.87)	(1.95)	-	-
Total Distributions	(9.27)	(12.75)	(2.85)	(.84)	(.72)
Net asset value, end of period	33.43	39.96	53.91	52.43	43.93
Total Return (%)	7.23	(2.51)	8.27	21.44	10.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.92	.93	.94	.97
Ratio of net expenses to average net assets	.94	.92	.93	.94	.97
Ratio of net investment income to average net assets	1.48	1.55	1.66	1.74	1.71
Portfolio Turnover Rate	6.43	5.69	6.60	6.33	.50
Net Assets, end of period ($ x 1,000)	1,816,298	2,579,331	5,545,714	5,952,393	5,461,320

a Based on average shares outstanding.

See notes to financial statements.

Class I Shares	Period Ended
December 31, 2016[a]
Per Share Data ($):
Net asset value, beginning of period	38.54
Investment Operations:
Investment income—net[b]	.18
Net realized and unrealized gain (loss) on investments	.30
Total from Investment Operations	.48
Distributions:
Dividends from investment income—net	(.30)
Dividends from net realized gain on investments	(5.33)
Total Distributions	(5.63)
Net asset value, end of period	33.39
Total Return (%)[c]	1.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.67
Ratio of net expenses to average net assets[d]	.67
Ratio of net investment income to average net assets[d]	1.91
Portfolio Turnover Rate	6.43
Net Assets, end of period ($ x 1,000)	25,547

a From August 31, 2016 (commencement of initial offering) to December 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares		Year Ended December 31,
	2016	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	39.96	53.92	52.43	46.90
Investment Operations:
Investment income—net[b]	.66	.97	1.06	.47
Net realized and unrealized gain (loss) on investments	2.21	(2.01)	3.47	5.55
Total from Investment Operations	2.87	(1.04)	4.53	6.02
Distributions:
Dividends from investment income—net	(.70)	(1.05)	(1.09)	(.49)
Dividends from net realized gain on investments	(8.70)	(11.87)	(1.95)	-
Total Distributions	(9.40)	(12.92)	(3.04)	(.49)
Net asset value, end of period	33.43	39.96	53.92	52.43
Total Return (%)	7.63	(2.22)	8.68	12.86	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65	.57	.59	.65	[d]
Ratio of net expenses to average net assets	.65	.57	.59	.65	[d]
Ratio of net investment income to average net assets	1.95	1.89	1.75	1.90	[d]
Portfolio Turnover Rate	6.43	5.69	6.60	6.33
Net Assets, end of period ($ x 1,000)	59,875	8,703	10,651	1

a From the close of business on July 1, 2013 (commencement of initial offering) to December 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

On August 31, 2016, the fund commenced offering Class I shares. The fund’s authorized shares were increased from 400 million to 500 million and 100 million Class I shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Investor (300 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I and Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The

NOTES TO FINANCIAL STATEMENTS (continued)

fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of December 31, 2016 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	1,637,329,910	-	-	1,637,329,910
Equity Securities - Foreign Common Stocks†	248,193,315	-	-	248,193,315
Registered Investment Companies	21,749,363	-	-	21,749,363

† See Statement of Investments for additional detailed categorizations.

At December 31, 2015, $83,958,360 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2016, The Bank of New York Mellon earned $33,853 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 12/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	47,325,816	331,024,332	378,350,148	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	16,063,111	503,504,302	501,911,833	17,655,580.9

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 12/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	157,238,882	153,145,099	4,093,783.2
Total	63,388,927	991,767,516	1,033,407,080	21,749,363	1.1

†  During the period ended December 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

††  Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,707,735, undistributed capital gains $118,107,056 and unrealized appreciation $1,013,242,326.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2016 and December 31, 2015 were as follows: ordinary income $32,683,439 and $60,833,831, and long-term capital gains $468,503,014 and $663,946,169, respectively.

During the period ended December 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes and foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $3,157, decreased accumulated net realized gain (loss) on investments by $82,612,127 and increased paid-in capital by $82,608,970. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2016 was approximately $356,800 with a related weighted average annualized interest rate of 1.48%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .3325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with Sarofim & Co., the fund pays Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as

NOTES TO FINANCIAL STATEMENTS (continued)

answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2016, the fund was charged $5,619,960 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2016, the fund was charged $376,720 for transfer agency services and $31,217 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $14,634.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2016, the fund was charged $151,415 pursuant to the custody agreement. These fees were partially offset by earnings credits of $10.

During the period ended December 31, 2016, the fund was charged $9,640 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $556,296, Shareholder Services Plan fees $403,509, custodian fees $72,665, Chief Compliance Officer fees $7,314 and transfer agency fees $68,934.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2016, amounted to $144,077,023 and $949,524,004, respectively.

At December 31, 2016, the cost of investments for federal income tax purposes was $894,030,262; accordingly, accumulated net unrealized appreciation on investments was $1,013,242,326, consisting of $1,019,804,031 gross unrealized appreciation and $6,561,705 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 27, 2017

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2016 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2016, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $32,683,439 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund hereby reports $3.3678 per share as a long-term capital gain distribution paid on March 31, 2016 and the fund also reports $5.3339 per share as a long-term capital gain distribution paid on December 22, 2016.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 19, 2016, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2016 and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking in the fourth quartile in the Performance Group and Performance Universe for most of the periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s performance was higher than the index for five of the ten calendar years shown.

The Board discussed with representatives of Dreyfus, its affiliates and the Subadviser the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance. The Board members noted that the Subadviser is an experienced manager with a long-term “buy-and-hold” investment approach to investing in high quality, “mega-cap” companies. The Subadviser’s considerable reputation, based on following this investment approach, was noted.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was at the Expense Group median and below the Expense Universe median and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board noted the Subadviser’s adherence to the fund’s investment strategy and the Subadviser’s general investment approach and the efforts by Dreyfus and the Subadviser to improve fund performance and agreed to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Peggy C. Davis (73)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

Diane Dunst (77)

Board Member (2007)

Principal Occupation During Past 5 Years:

• President of Huntting House Antiques (1999-present)

No. of Portfolios for which Board Member Serves: 14

———————

Nathan Leventhal (73)

Board Member (1989)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 48

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Ernest Kafka, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of MBSC Securities Corporation since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus Appreciation Fund, Inc.

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DGAGX Class I: DGIGX Class Y: DGYGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0141AR1216

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,031 in 2015 and $33,856 in 2016.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,273 in 2015 and $6,430 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,538 in 2015 and $3,766 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4,153 in 2015 and $5,039 in 2016.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,055,582 in 2015 and $17,871,092.30 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 24, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 24, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)